Henssler Equity Fund

Investor Class: HEQFX

Institutional Class: HEQCX

a series of

The Henssler Funds, Inc.

3735 Cherokee Street

Kennesaw, Georgia 30144

Supplement dated April 26, 2019

to the Prospectus and Statement of Additional Information dated August 28, 2018

This supplement provides new information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

FUND REORGANIZATION

We are pleased to announce that on March 22, 2019, the Board of Directors (the “Board”) of The Henssler Funds, Inc. (the “Company”), including all of the Directors who are not “interested persons” of the Company (the “Independent Directors,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), has approved, on behalf of the Henssler Equity Fund (the “Fund” or “Acquired Fund”): (1) an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Henssler Equity Fund (the “Fund”), a series of the Company, would be reorganized into the Monteagle Opportunity Equity Fund (the “Acquiring Fund”), a series of the Monteagle Funds, (“Monteagle”) (the “Reorganization”), and (2) the subsequent liquidation and dissolution of the Fund, effective on or about May 25, 2019, subject to approval by the Henssler Fund’s shareholders. The Board determined that the Reorganization is in the best interests of the shareholders of the Fund and will recommend approval of the Reorganization to the Fund’s shareholders

The Board approved the Plan after considering the recommendation of Henssler Asset Management, LLC, the investment adviser to the Fund (the “Adviser”), and a variety of other factors and information, including that the reorganization is expected to be a tax-free transaction for the Fund and its shareholders (which means that no gain or loss would be recognized directly by the Fund or its shareholders as a result of the reorganization); G.W. Henssler & Associates, LTD., an affiliated entity of the Adviser, would serve as the investment sub-adviser to the Acquiring Fund; William G. Lako, Jr. and Troy L. Harmon currently serve as the portfolio managers of the Fund and will continue to serve as the portfolio managers of the Acquiring Fund; and the Fund and the Acquiring Fund are expected to have substantially similar investment objectives, principal investment strategies, and risks.

In order to accomplish the reorganization, the Board voted to submit the Plan to shareholders of the Henssler Equity Fund for their approval. Under the proposed Reorganization, which is subject to shareholder approval, the Fund’s shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that the Reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Fund shareholders as a result of the Reorganization.

Subject to approval of the Fund’s shareholders, following the Closing of the Reorganization, effective on or about May 25, 2019, Mutual Shareholder Services, LLC will be the new administrator and transfer agent of the Acquiring Fund and Arbor Court Capital, LLC will be the new principal underwriter of the Acquiring Fund. Accordingly, beginning May 25, 2019, inquiries concerning the Acquiring Fund or shareholder accounts, and orders to purchase, redeem, or exchange shares of the Acquiring Fund should be addressed to:

U.S. Mail:	Overnight:
Monteagle Funds 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147	Monteagle Funds 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

Information describing the Reorganization and soliciting the vote of Fund’s shareholders on the Reorganization is expected to be mailed in late April 2019. The Board intends to call a shareholder meeting to take place on or about May 23, 2019, where the shareholders will consider and vote on the Plan. This meeting will occur at the offices of Mutual Shareholders Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. If approved by shareholders, the reorganization is expected to occur on or about May 25, 2019. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s current Prospectus.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

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You should read the Acquired Fund’s proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statements have been mailed.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of a proxy. For more information regarding the Acquiring Fund, or to receive a copy of the combined Information Statement and Prospectus relating to the proposed Reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed Reorganization has been filed with the Securities and Exchange Commission and becomes effective, please visit the Securities and Exchange Commission’s website (http://www.sec.gov). You also may contact the Fund at (888) 263-5593 for a copy (free of charge) of the combined Information Statement and Prospectus when it is available. Please read it carefully before making any investment decisions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE